Exhibit 10.2

ETHAN ALLEN GLOBAL, INC.,

as Issuer

ETHAN ALLEN INTERIORS INC.

ETHAN ALLEN OPERATIONS, INC.

ETHAN ALLEN REALTY, LLC

ETHAN ALLEN RETAIL, INC.

LAKE AVENUE ASSOCIATES, INC.

MANOR HOUSE, INC.

as Guarantors

AND

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

5.375% Senior Notes Due 2015

INDENTURE

Dated as of September 27, 2005

TABLE OF CONTENTS
_________________

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Section 11.15.	Judgment Currency	60
Section 11.16.	No Bankruptcy Petition Against the Borrower; Liability of the Borrower	61
Section 11.17.	Multiple Originals	61
Section 11.18.	Qualification of Indenture	61
Section 11.19.	Table of Contents; Headings	61

EXHIBIT A	Form of the Note or the Exchange Note
EXHIBIT B	Form of Certificate to Be Delivered in Connection with Transfers to Institutional Accredited Investors
EXHIBIT C	Form of Certificate to Be Delivered in Connection with Transfers Pursuant to Regulation S

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CROSS-REFERENCE TABLE

Trust Indenture
Act Section	Indenture
310(a)(1)	Section 7.10
(a)(2)	Section 7.10
(a)(3)	N.A.
(a)(4)	N.A.
(b)	Sections 7.08, 7.10
(c)	N.A.
311(a)	Section 7.11
(b)	Section 7.11
(c)	N.A.
312(a)	Section 2.05
(b)	Section 11.03
(c)	Section 11.03
313(a)	Section 7.06
(b)(1)	N.A.
(b)(2)	Section 7.06
(c)	Section 7.06
(d)	Section 7.06

314(a)                                                                                                                             Sections 3.05, 3.13,
                                                                                                                                                                          11.02, 11.05

(b)	N.A.
(c)(1)	Section 11.04
(c)(2)	Section 11.04
(c)(3)	N.A.
(d)	N.A.
(e)	Section 11.05
315(a)	Section 7.01
(b)	Sections 7.05; 11.02
(c)	Section 7.01
(d)	Section 7.01
(e)	Section 6.11
316(a)(last sentence)	Section 11.06
(a)(1)(A)	Section 6.05
(a)(1)(B)	Section 6.04
(a)(2)	N.A.
(b)	Section 6.07
317(a)(1)	Section 6.08
(a)(2)	Section 6.09
(b)	Section 2.04
318(a)	Section 11.01
N.A. means Not Applicable.

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

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INDENTURE dated as of September 27, 2005, among ETHAN ALLEN GLOBAL, INC., a Delaware corporation (the “Company”), as issuer, ETHAN ALLEN INTERIORS INC. (“Holdings”) and the several Subsidiary Guarantors (collectively with Holdings, the “Guarantors”), as guarantors, and U.S. Bank National Association, a national banking association (the “Trustee”), as trustee.

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company’s 5.375% Senior Notes due 2015 issued on the date hereof and the guarantees thereof by the Guarantors (the “Notes”) and, if and when issued in exchange for the Notes as provided in the Registration Rights Agreement or a similar agreement relating to the Notes, the Company’s 5.375% Senior Notes due 2015 and the guarantees thereof by each Guarantor, except that such exchange Notes shall not be subject to additional interest or transfer restrictions (the “Exchange Notes”).

ARTICLE 1

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01. Definitions.

“Affiliate” means, with respect to any specified Person, any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent Member” has the meaning ascribed to it in Section 2.01(d)(iii) hereof.

“Attributable Indebtedness” means, when used with respect to any Sale and Lease-Back Transaction, as at the time of determination, the present value (discounted at the rate of interest set forth in or implicit in the terms of the lease) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of property taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items that do not constitute payments for property rights) during the remaining term of the lease included in such Sale and Lease-Back Transaction (including any period for which such lease has been extended).

“Authenticating Agent” has the meaning ascribed to it in Section 2.02 hereof.

“Board of Directors” means, with respect to any Person, the board of directors of such Person or any duly authorized committee thereof.

“Business Day” means a day other than a Legal Holiday.

“Capital Stock” means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options (whether or not currently exercisable), participations or other equivalents of or interests in (however designated) the equity (which includes, but is not limited to, common stock, preferred stock and partnership and joint venture interests) of such Person (excluding any debt securities convertible into, or exchangeable for, such equity).

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Company” means Ethan Allen Global, Inc., or its successor.

“Company Order” has the meaning ascribed to it in Section 2.02 hereof.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“Consolidated Net Tangible Assets” means, at any date of determination, the total amount of assets of Holdings and its consolidated subsidiaries after deducting therefrom:

(i)   all current liabilities (excluding any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed);

(ii)	total prepaid expenses and deferred charges; and

(iii)  all goodwill, trade names, trademarks, patents, licenses, copyrights and other intangible assets, all as set forth, or on a pro forma basis would be set forth, on the consolidated balance sheet of the Guarantor and its consolidated Subsidiaries for its most recently completed fiscal quarter, prepared in accordance with U.S. GAAP.

“Corporate Trust Office” means the designated office of the Trustee at which at any particular time its corporate trust business shall be administered,

which office is, as of the date hereof, located at One Federal Street, 3rd Floor, Boston, Massachusetts, Attention: Corporate Trust Services.

“covenant defeasance option” has the meaning ascribed to it in Section 8.01(b) hereof.

“Credit Agreement” means the Credit Agreement, dated as of July 21, 2005, among Holdings, the Company, JPMorgan Chase Bank, N.A., as Administrative Agent and the various lending institutions named on the signature pages thereof, as such agreement may be amended, modified, renewed, refunded, restated, refinanced or replaced from time to time.

“Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.

“Defaulted Interest” has the meaning ascribed to it in Section 2.13 hereof.

“Definitive Notes” means certificated Notes.

“DTC” means The Depository Trust Company, its nominees and their respective successors and assigns, or such other depository institution hereinafter appointed by the Company.

“Event of Default” has the meaning ascribed to it in Section 6.01 hereof.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Exchange Global Note” has the meaning ascribed to it in Section 2.01(a) hereof.

“Exchange Notes” has the meaning ascribed to it in the second introductory paragraph of this Indenture.

“Exchange Offer” has the meaning ascribed to it the Registration Rights Agreement.

“Fiscal Year” means the fiscal year of the Company ending on June 30 of each year.

“Global Note” has the meaning ascribed to it in Section 2.01(a) hereof.

“guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

(1)        to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise); or

(2)        entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term “guarantee” will not include endorsements for collection or deposit in the ordinary course of business. The term “guarantee,” when used as a verb, has a corresponding meaning.

“Guarantee” means each guarantee of payment of the Notes and any other obligations of the Company by each Guarantor pursuant to the terms of this Indenture.

“Guarantors” has the meaning ascribed to it in the first introductory paragraph hereof.

“Hedge Agreements” means all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

“Holder” or “Noteholder” means the Person in whose name a Note is registered in the Note Register.

“Holdings” means Ethan Allen Interiors Inc., or its successor.

“IAI” has the meaning ascribed to it in Section 2.01(a) hereof.

“Indebtedness” means, as to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property, except trade accounts payable arising in the ordinary course of business, (d) all obligations of such Person as lessee which are capitalized in accordance with U.S. GAAP, (e) all obligations of such Person created or arising under any conditional sales or other title retention agreement with respect to any property acquired by such Person (including without limitation, obligations under any such agreement which provides that the rights and remedies of the seller or lender thereunder in the event of default are limited to repossession or sale of such property), (f) all obligations of such Person with respect to letters of credit and similar instruments, including without limitation obligations under reimbursement agreements, (g) all Indebtedness of others secured by (or for which the holder of such Indebtedness has existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, (h) all net obligations of such Person in respect of equity derivatives and Hedge Agreements and (i) all guarantees of such Person (other than guarantees of obligations of direct or indirect Subsidiaries of such Person).

“Indenture” means this Indenture, as amended or supplemented from time to time in accordance with its terms.

“Independent Investment Banker” means J.P. Morgan Securities Inc. or, if the foregoing is unwilling or unable to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

“Notes” has the meaning ascribed to it in the second introductory paragraph of this Indenture.

“Initial Purchaser” means J.P. Morgan Securities Inc.

“Institutional Accredited Investor Global Note” has the meaning ascribed to it in Section 2.01(a) hereof.

“Issue Date” means the date on which the Notes are originally issued.

“legal defeasance option” has the meaning ascribed to it in Section 8.01(b) hereof.

“Legal Holiday” has the meaning ascribed to it in Section 11.08 hereof.

“Lien” means any mortgage, lien, security interest, pledge, charge or other encumbrance.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of Holdings and its consolidated Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect, or any development involving a prospective material adverse effect, in the condition, financial or otherwise, or in the earnings, business or operations of Holdings and its consolidated Subsidiaries taken as a whole.

“Non-U.S. Person” means a person who is not a U.S. person, as defined in Regulation S.

“Note Register” means the register of Notes, maintained by the Registrar, pursuant to Section 2.03 hereof.

“Obligations” has the meaning ascribed to it in Section 10.01 hereof.

“Officer” means the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, the Controller or the Secretary of the Company.

“Officers’ Certificate” means a certificate signed by two Officers or attorneys-in-fact or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company.

“Opinion of Counsel” means a written opinion from legal counsel, which counsel may be an employee of or counsel to the Company, who shall be reasonably acceptable to the Trustee. The form and substance of such Opinion of Counsel shall likewise be reasonably acceptable to the Trustee.

“Paying Agent” means the Person (including the Company) authorized by the Company to pay the principal of (or premium, if any) or interest, if any, on any Notes on behalf of the Company.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, government or any agency or political subdivision thereof or any other entity.

“Principal Property” means any building, structure, manufacturing facility or other facility owned or leased by Holdings or a Restricted Subsidiary located within the United States of America, but not including any such property determined by a board resolution of Holdings not to be of material importance to the respective businesses conducted by Holdings or such Restricted Subsidiary effective as of the date such resolution is adopted.

“Private Placement Legend” has the meaning ascribed to it in Section 2.01(c) hereof.

“QIB” means any “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

“Redemption Date” means, with respect to any redemption of Notes, the date of redemption with respect thereto.

“Redemption Price” has the meaning ascribed to it under the section entitled “Optional Redemption by the Company” on the reverse side of the Notes, the forms of which are attached as Exhibit A hereto.

“Reference Treasury Dealer” means (a) J.P. Morgan Securities Inc. and its successors, provided, however, that if the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute another Primary Treasury Dealer; and (b) any four other Primary Treasury Dealers selected by the Company after consultation with the Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, an average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Registrar” has the meaning ascribed to it in Section 2.03 hereof.

“Registration Rights Agreement” means the Registration Rights Agreement dated the Issue Date among the Company, each Guarantor and the Initial Purchaser.

“Regulation S” has the meaning ascribed to it in Section 2.01(a) hereof.

“Regulation S Global Note” has the meaning ascribed to it in Section 2.01(a) hereof.

“Regulation S Legend” has the meaning ascribed to it in Section 2.01(c) hereof.

“Regulation S Note” has the meaning ascribed to it in Section 2.01(a) hereof.

“Resale Restriction Termination Date” has the meaning ascribed to it in Section 2.06 hereof.

“Restricted Notes Legend” means the Private Placement Legend set forth in clause (1) of Section 2.01(c) hereof or the Regulation S Legend set forth in clause (2) of Section 2.01(c) hereof, as applicable.

“Restricted Period” means the 40 consecutive days beginning on and including the later of (i) the day on which the Notes are offered to persons other than distributors (as defined in Regulation S under the Securities Act) and (ii) the Issue Date.

“Restricted Subsidiary” means (a) the Company, (b) each Subsidiary Guarantor and (c) each Significant Subsidiary.

“Rule 144A” has the meaning ascribed to it in Section 2.01(a) hereof.

“Rule 144A Global Note” has the meaning ascribed to it in Section 2.01(a) hereof.

“Rule 144A Note” has the meaning ascribed to it in Section 2.01(a) hereof.

“Sale and Lease-Back Transaction” means any arrangement with any person providing for the leasing by Holdings or any Restricted Subsidiary of any Principal Property which has been or is to be sold or transferred by Holdings or such Restricted Subsidiary to such person; provided that, “sale and lease-back transaction” shall not include (a) temporary leases for a term, including renewals at the option of the lessee of not more than three years, (b) leases among Holdings or a Restricted Subsidiary, (c) leases of a Principal Property executed by the time of, or within 12 months after the latest of, the acquisition, the completion of construction or improvement, or the commencement of commercial operation of the Principal Property and (d) arrangements pursuant to any provision of law with an effect similar to the former Section 168(f)(8) of the Internal Revenue Code of 1954.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities Custodian” means the custodian with respect to the Global Note (as appointed by DTC), or any successor Person thereto and shall initially be the Trustee.

“Significant Subsidiary” means any Subsidiary of Holdings which is a “significant subsidiary” under Regulation S-X under the Securities Act.

“Special Interest Payment Date” has the meaning ascribed to it in Section 2.13 hereof.

“Special Record Date” has the meaning ascribed to it in Section 2.13 hereof.

“Stated Maturity” means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision, but shall not include any contingent obligations to repay, redeem or repurchase any such principal prior to the date originally scheduled for the payment thereof.

“Subsidiary” means any corporation, limited liability company or other business entity of which the requisite number of shares of stock or other equity ownership interests having ordinary voting power (without regard to the occurrence of any contingency) to elect a majority of the directors, managers or trustees thereof, or any partnership of which more than 50% of the partners’ equity interests (considering all partners’ equity interests as a single class) is, in each case, at the time owned or controlled, directly or indirectly, by Holdings, one or more of its subsidiaries, or combination thereof.

“Subsidiary Guarantors” means (a) Ethan Allen Operations, Inc., (b) Ethan Allen Realty, LLC, (c) Ethan Allen Retail, Inc., (d) Lake Avenue

Associates, Inc., (e) Manor House, Inc. and (f) every Subsidiary of Holdings other than Riverside Water Works, Inc. that becomes a guarantor of the Company’s obligations under the Credit Agreement from time to time after the date hereof; provided that, to the extent that any Subsidiary ceases to be a guarantor under the Credit Agreement, such Subsidiary shall cease to be a Subsidiary Guarantor under the Indenture.

“Treasury Rate” means, with respect to any Redemption Date, (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the comparable treasury issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the comparable treasury issue will be determined and the treasury rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the comparable treasury issue, calculated using a price for the comparable treasury issue (expressed as a percentage of its principal amount) equal to the comparable treasury price for such Redemption Date. The treasury rate will be calculated by the Company on the third business day preceding the date fixed for redemption.

“Trust Indenture Act” means the U.S. Trust Indenture Act of 1939, as in effect on the date of this Indenture.

“Trust Officer” means, with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee to whom any corporate trust matter is referred because of such officer’s knowledge of and familiarity with the particular subject and shall also mean any officer who shall have direct responsibility for the administration of this Indenture.

“Trustee” means the party named as such in this Indenture until a successor replaces it and, thereafter, such successor.

“U.S. GAAP” means generally accepted accounting principles in the United States, as in effect from time to time.

“U.S. Government Securities” means securities that are (a) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Securities or a specific payment of principal of or interest on any such U.S. Government Securities held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Securities or the specific payment of principal of or interest on the U.S. Government Securities evidenced by such depository receipt.

“Voting Stock” means Capital Stock of any class or classes of a Person, the holders of which are ordinarily, in the absence of contingencies, entitled to elect corporate directors (or Persons performing similar functions).

Section 1.02. Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the Trust Indenture Act which are incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms have the following meanings:

“Commission” means the SEC.

“indenture securities” means the Notes.

“indenture security holder” means a Noteholder.

“indenture to be qualified” means this Indenture.

“indenture trustee” or “institutional trustee” means the Trustee.

“obligor” on the indenture securities means the Company and any other obligor on the indenture securities.

All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined in the Trust Indenture Act by reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

Section 1.03. Rules of Construction. Unless the context otherwise requires:

(1)	a term has the meaning assigned to it;
(2)	an accounting term not otherwise defined has the meaning assigned to it in accordance with U.S. GAAP;
(3)	“or” is not exclusive;

(4)	“including” means including without limitation;
(5)	words in the singular include the plural and words in the plural include the singular; and
(6)

the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with U.S. GAAP.

ARTICLE 2

THE NOTES

Section 2.01. Form, Dating and Terms. (a) The Notes are being offered and sold by the Company pursuant to a Purchase Agreement, dated September 22, 2005 among the Company, the Guarantors and the Initial Purchaser. The Notes will be resold initially only to (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act (“Rule 144A”)) in reliance on Rule 144A (“QIBs”) and (ii) Persons other than U.S. Persons (as defined in Regulation S under the Securities Act (“Regulation S”)) in reliance on Regulation S. Such Notes may thereafter be transferred to, among others, QIBs, purchasers in reliance on Regulation S and IAIs in accordance with Rule 501 of the Securities Act in reliance on the procedure described herein.

Notes offered and sold to the Initial Purchaser, and subsequently resold to QIBs in the United States of America in reliance on Rule 144A (the “Rule 144A Note”) will be issued on the Issue Date in the form of a permanent global Note, without interest coupons, substantially in the form of Exhibit A hereto, which is hereby incorporated by reference and made a part of this Indenture, including appropriate legends as set forth in Section 2.01(c) hereof (the “Rule 144A Global Note”), deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Rule 144A Global Note may be represented by more than one certificate, if so required by DTC’s rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

Notes offered, sold and resold outside the United States of America (the “Regulation S Note”) in reliance on Regulation S shall be issued in the form of a permanent global Note substantially in the form of Exhibit A hereto, including appropriate legends as set forth in Section 2.01(c) hereof (the “Regulation S Global Note”), deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Regulation S Global Note may be represented by more than one certificate, if so required by DTC’s rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

Notes resold after an initial resale to QIBs in reliance on Rule 144A or an initial resale in reliance on Regulation S to institutional “accredited investors” (as defined in Rules 501(a)(1), (2), (3) and (7) under the Securities Act) who are not QIBs (the “IAIs”) in the United States of America will be issued in the form of a permanent global Note substantially in the form of Exhibit A hereto (the “Institutional Accredited Investor Global Note”) deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Institutional Accredited Investor Global Note may be represented by more that one certificate, if so required by DTC’s rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Institutional Accredited Investor Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

Exchange Notes exchanged for interests in the Rule 144A Note, the Regulation S Note and the Institutional Accredited Investor Global Note will be issued in the form of a permanent global Note substantially in the form of Exhibit A hereto, which is hereby incorporated by reference and made a part of this Indenture, deposited with the Trustee as hereinafter provided, including the appropriate legend set forth in Section 2.01(c) hereof (the “Exchange Global Note”). The Exchange Global Note may be represented by more than one certificate, if so required by DTC’s rules regarding the maximum principal amount to be represented by a single certificate.

The Rule 144A Global Note, the Regulation S Global Note, the Institutional Accredited Investor Global Note and the Exchange Global Note are sometimes collectively herein referred to as the “Global Notes”.

Except as described in the succeeding two sentences, the principal of and premium, if any, and interest on the Notes shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose pursuant to Section 2.03 hereof; provided, however, that, at the option of the Company, each installment of interest may be paid by (i) check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register or (ii) wire transfer to an account located in the United States maintained by the payee. Payments in respect of Notes represented by a Global Note (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by DTC. Payments in respect of Notes represented by Definitive Notes (including principal, premium, if any, and interest) held by a Holder of at least $1,000,000 aggregate principal amount of Notes represented by Definitive Notes will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than the March 15 or September 15 next preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage, in addition to those set forth on Exhibit A hereto and in Section 2.01(c) hereof, provided that any such notation, legend or endorsement is in a form reasonably acceptable to the Company. The Company and the Trustee shall approve the forms of the Notes and any notation, endorsement or legend on them. Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A hereto are part of the terms of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to be bound by such terms.

(b)  Denominations. The Notes shall be issuable only in fully registered form, without coupons, and only in denominations of $2,000 and any integral multiple of $1,000.

(c)  Restrictive Legends. Unless and until (i) a Note is sold under an effective registration statement or (ii) a Note is exchanged for an Exchange Note in connection with an effective registration statement, in each case pursuant to the Registration Rights Agreement or a similar agreement,

(i)   The Rule 144A Global Note and the Institutional Accredited Investor Global Note shall bear the following legend (the “Private Placement Legend”) on the face thereof:

“THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE ‘‘SECURITIES ACT’’), AND THIS NOTE AND ANY PARTICIPATION OR INTEREST IN THE NOTE MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR ENCUMBERED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD,

PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) (IV) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A TRANSACTION INVOLVING A MINIMUM PRINCIPAL AMOUNT OF THE NOTES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND SUBJECT IN THE CASE OF CLAUSES (I), (II), (III) OR (IV) SUBJECT TO OUR AND THE TRUSTEE’S RIGHT PRIOR TO ANY OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL OR OTHER INFORMATION SATISFACTORY TO EACH OF US AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.”

(ii)   The Regulation S Global Note shall also bear the following legend (the “Regulation S Legend”) on the face thereof:

“THIS NOTE IS A TEMPORARY GLOBAL NOTE. PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD APPLICABLE HERETO, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON WHO PURCHASED SUCH INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT PURSUANT TO RULE 144A THEREUNDER. BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR PHYSICAL NOTES OTHER THAN A PERMANENT GLOBAL NOTE IN ACCORDANCE WITH THE TERMS OF THE INDENTURE. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.”

(iii)  Each of the Global Notes shall bear the following legend on the face thereof:

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (‘‘DTC’’), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.”

(d)  Book-Entry Provisions. (i) This Section 2.01(d) shall apply only to Global Notes deposited with the Trustee, as custodian for DTC.

(ii)   Each Global Note initially shall (A) be registered in the name of DTC or the nominee of DTC, (B) be delivered to the Trustee as custodian for DTC and (C) bear legends as set forth in Section 2.01(c) hereof.

(iii)   Members of, or participants in, DTC (“Agent Members”) shall have no rights under this Indenture with respect to any Global Note held on their behalf by DTC or by the Trustee as the custodian of DTC or under such Global Note, and DTC may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a Holder of a beneficial interest in any Global Note.

(iv)  In connection with any transfer of a portion of the beneficial interest in a Global Note pursuant to Section 2.01(e) hereof to beneficial owners who are required to hold Definitive Notes, the Securities Custodian shall reflect on its books and records the date and a decrease in the principal amount of such Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Definitive Notes of like tenor and amount.

(v)  In connection with the transfer of an entire Global Note to beneficial owners pursuant to Section 2.01(e) hereof, such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations.

(vi)  The registered Holder of a Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

(e)  Definitive Notes. (i) Except as provided below, owners of beneficial interests in Global Notes will not be entitled to receive Definitive Notes. If required to do so pursuant to any applicable law or regulation, beneficial owners may obtain Definitive Notes in exchange for their beneficial interests in a Global Note upon written request in accordance with DTC’s and the Registrar’s procedures. In addition, Definitive Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Note if (a) DTC notifies the Company that it is unwilling or unable to continue as depositary for such Global Note or DTC ceases to be a clearing agency registered under the Exchange Act, at a time when DTC is required to be so registered in order to act as depositary, and in each case a successor depositary is not appointed by the Company within 90 days of such notice or, (b) the Company executes and delivers to the Trustee and Registrar an Officers’ Certificate stating that such Global Note shall be so exchangeable or (c) an Event of Default has occurred and is continuing and the Registrar has received a request from DTC.

(ii)   Any Definitive Note delivered in exchange for an interest in a Global Note pursuant to Section 2.01(d)(iv) or (v) hereof shall, except as otherwise provided by Section 2.06(c) hereof bear the applicable legend regarding transfer restrictions applicable to the Definitive Note set forth in Section 2.01(c) hereof.

(iii)   In connection with the exchange of a portion of a Definitive Note for a beneficial interest in a Global Note, the Trustee shall cancel such Definitive Note, and the Company shall execute, and the Trustee shall authenticate and deliver, to the transferring Holder a new Definitive Note representing the principal amount not so transferred.

Section 2.02. Execution and Authentication. One Officer shall execute the Notes on behalf of the Company by manual or facsimile signature. If an Officer whose signature is on a Note no longer holds that office at the time the Trustee authenticates the Note, the Note shall be valid nevertheless, after giving effect to any exchange of Notes for Exchange Notes.

A Note shall not be valid until an authorized signatory of the Trustee manually authenticates the Note. The signature of the Trustee on a Note shall be conclusive evidence that such Note has been duly and validly authenticated and issued under this Indenture. A Note shall be dated the date of its authentication.

At any time and from time to time after the execution and delivery of this Indenture, the Trustee shall authenticate and make available for delivery: (1) Notes for original issue on the Issue Date in an aggregate principal amount of $200,000,000 and (2) Exchange Notes for issue only in an Exchange Offer pursuant to the Registration Rights Agreement, and only in exchange for Notes of an equal principal amount, in each case upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer or an Assistant Secretary of the Company (the “Company Order”). Such Company Order shall specify the amount of the Notes to be authenticated and the date on which the original issue of Notes is to be authenticated and whether the Notes are to be Exchange Notes. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $200,000,000 outstanding, except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Notes of the same class pursuant to Section 2.06, Section 2.09, Section 2.11, Section 5.08, or Section 9.05 hereof and except for transactions similar to the Exchange Offer. All Notes shall be identical in all respects other than issue dates, the date from which interest accrues and any changes relating thereto. Notwithstanding anything to the contrary contained in this Indenture, the Notes and the Exchange Notes will be treated as a single class of securities under this Indenture. Without limiting the generality of the foregoing sentence, all Notes issued under this Indenture shall vote and consent together on all matters as one class and no Notes will have the right to vote or consent as a separate class on any matter.

The Trustee may appoint an agent (the “Authenticating Agent”) reasonably acceptable to the Company to authenticate the Notes. Unless limited by the terms of such appointment, any such Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by the Authenticating Agent. An Authenticating Agent has the same rights as a Paying Agent to deal with Holders or an Affiliate of the Company.

Section 2.03. Registrar and Paying Agent. The Company shall cause to be kept a register for the Notes (the “Note Register”) in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of the Notes and of all transfers and exchanges with respect thereto. The Note Register shall be maintained by the Trustee or such other Person (including the Company) appointed by the Company as the registrar (the “Registrar”). The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange and an office or agency where Notes may be presented for payment (the “Place of Payment”). The Company shall cause each of the Registrar and the Paying Agent to maintain an office or agency in the Borough of Manhattan, The City of New York. The Company may have one or more co-registrars and one or more additional paying agents. The term “Paying Agent” includes any additional paying agent.

The Company shall enter into an appropriate agency agreement with any Registrar and Paying Agent that is not a party to this Indenture, which shall incorporate the terms of the Trust Indenture Act. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of each such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07 hereof. The Company or any other Restricted Subsidiary may act as Paying Agent, Registrar, co-registrar or transfer agent.

The Company initially appoints DTC to act as depository with respect to the Global Notes. The Trustee is authorized to enter into a letter of representations with DTC in the form provided to the Trustee by the Company and to act in accordance with such letter.

The Company initially appoints the Trustee as Registrar and Paying Agent for the Notes.

Section 2.04. Paying Agent to Hold Money in Trust. By at least 10:00 a.m. (New York City time) on the date on which any principal of and premium, if any, or interest on any Note is due and payable, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal, premium, if any, or interest when due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of Noteholders or the Trustee all money held by such Paying Agent for the payment of principal of and premium, if any, or interest on the Notes and shall notify the Trustee in writing of any default by the Company or any Guarantor in making any such payment. If the Company or a Restricted Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent (other than the Trustee) to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section 2.04, the Paying Agent (if other than the Company) shall have no further liability for the money delivered to the Trustee. Upon any bankruptcy, reorganization or similar proceeding with respect to the Company, the Trustee shall serve as Paying Agent for the Notes.

Section 2.05. Noteholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders and shall otherwise comply with Trust Indenture Act, Section 312(a), which requires the Trustee to so preserve all such information furnished to it or received by it under Section 312(a) in its capacity as Paying Agent. If the Trustee is not the Registrar, or to the extent otherwise required under the Trust Indenture Act, the Company, on its own behalf and on behalf of each Guarantor, shall furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders, which list may be conclusively relied upon by the Trustee, and the Company shall otherwise comply with Trust Indenture Act, Section 312(a) requiring each obligor under the Notes to furnish (or cause to be furnished) to the Trustee at intervals of not more than six months (and at such other times as the Trustee may request in writing) all information in the possession or control of such obligor or the Paying Agent, as the names and addresses of the Noteholders.

Section 2.06. Transfer and Exchange. (a) The following provisions shall apply with respect to any proposed transfer of a beneficial interest in a Rule 144A Note or an Institutional Accredited Investor Global Note prior to the date that is two years after the later of the date of its original issue and the last date on which the Company or any affiliate of the Company was the owner of such Notes (or any predecessor thereto) (the “Resale Restriction Termination Date”):

(i)   a transfer of a Rule 144A Note or an Institutional Accredited Investor Global Note or a beneficial interest therein to a QIB shall be made upon the representation of the transferee in the form as set forth on the reverse of the Note that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the proposed transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

(ii)   a transfer of a Rule 144A Note or an Institutional Accredited Investor Global Note or a beneficial interest therein to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 2.07 hereof from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

(iii)  a transfer of a Rule 144A Note or an Institutional Accredited Investor Global Note or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 2.08 hereof from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them.

(b)  The following provisions shall apply with respect to any proposed transfer of a beneficial interest in a Regulation S Note prior to the expiration of the Restricted Period:

(i)   a transfer of a Regulation S Note or a beneficial interest therein to a QIB shall be made upon the representation of the transferee, in the form of assignment on the reverse of the Note, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the proposed transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

(ii)   a transfer of a Regulation S Note or a beneficial interest therein to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 2.07 hereof from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

(iii)  a transfer of a Regulation S Note or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 2.08 hereof from the proposed transferee and, if requested by the Company or the Trustee, delivery of an opinion of counsel, certification and/or other information satisfactory to each of them.

After the expiration of the Restricted Period, beneficial interests in the Regulation S Note may be transferred without requiring certification provided for in Section 2.07 or Section 2.08 hereof, or any additional certification.

(c)  Upon the transfer, exchange or replacement of Notes not bearing a Restricted Notes Legend, the Registrar shall deliver Notes that do not bear a Restricted Notes Legend. Upon the transfer, exchange or replacement of Notes bearing a Restricted Notes Legend, the Registrar shall deliver only Notes that bear a Restricted Notes Legend unless there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

(d)  The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.01 hereof or this Section 2.06. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Registrar.

(e)	Obligations with Respect to Transfers and Exchanges of Notes.

(i)   To permit registrations of transfers and exchanges, the Company shall, subject to the other terms and conditions of this Article 2, execute and the Trustee shall authenticate Definitive Notes and Global Notes at the Registrar’s or co-registrar’s request.

(ii)   No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require from a Holder payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charges payable upon exchange or transfer pursuant to Section 9.05 hereof).

(iii)  The Registrar or co-registrar shall not be required to register the transfer of, or exchange of, any Note for a period beginning (A) 15 days before the mailing of a notice of an offer to repurchase or redeem Notes and ending at the close of business on the day of such mailing or (B) 15 days before an interest payment date and ending on such interest payment date.

(iv)  Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co registrar shall be affected by notice to the contrary.

(v)  Any Definitive Note delivered in exchange for an interest in a Global Note pursuant to Section 2.01(d) hereof shall, except as otherwise provided by Section 2.06(c) hereof, bear the applicable legend regarding transfer restrictions applicable to the Definitive Note set forth in Section 2.01(c) hereof.

(vi)  All Notes issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such transfer or exchange.

(vii)  All Global Notes shall be registered in the name of DTC, or a nominee thereof, and all transfers of beneficial ownership interests therein will be made in accordance with the rules of DTC. No investor or other party purchasing, selling or otherwise transferring beneficial ownership interests in Global Notes shall receive, hold or deliver any certificate representing the same. The Company and the Trustee shall have no responsibility or liability for transfers of beneficial ownership interests in any Global Note.

(f)	The Trustee shall have no responsibility, obligation or duty to:

(i)   any beneficial owner of a Global Note, an Agent Member or any other Person with respect to (A) the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes, (B) the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Notes (or other security or property) under or with respect to such Notes, or (C) the selection of the particular Notes or portions thereof to be redeemed or refunded in the event of a partial redemption or refunding of the Notes. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Notes shall be given or made only to or upon the order of the registered Holders (which shall be DTC or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Trustee may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners; or

(ii)   monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among DTC, its Agent Members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture with respect to transfers between Holders, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.07. Form of Certificate to be Delivered in Connection with Transfers to Institutional Accredited Investors. The form of certificate to be delivered in connection with transfers of Notes to IAIs is set forth as Exhibit B hereto.

Section 2.08. Form of Certificate to be Delivered in Connection with Transfers Pursuant to Regulation S. The form of certificate to be delivered in connection with transfers of Notes pursuant to Regulation S is set forth as Exhibit C hereto.

Section 2.09. Mutilated, Destroyed, Lost or Stolen Notes. If a mutilated Note is surrendered to the Registrar or if the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Note if the requirements of Section 8-405 of the New York Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Note is replaced, and, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

Upon the issuance of any new Note under this Section 2.09, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

Every new Note issued pursuant to this Section 2.09 in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, each Guarantor (if applicable) and any other obligor upon the Notes, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section 2.09 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.10. Outstanding Notes. (a) Notes outstanding at any time are all Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.10 as not outstanding. A Note ceases to be outstanding in the event the Company holds the Note, provided, however, that (i) for purposes of determining which are outstanding for consent or voting purposes hereunder, Notes shall cease to be outstanding in the event the Company or an Affiliate of the Company holds the Note and (ii) in determining whether the Trustee shall be protected in making a determination whether the Holders of the requisite principal amount of outstanding Notes are present at a meeting of Holders of Notes for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, or relying upon any such quorum, consent or vote, only Notes which a Trust Officer of the Trustee actually knows to be held by the Company or an Affiliate of the Company shall not be considered outstanding.

(b)  If a Note is replaced pursuant to Section 2.09 hereof, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Note is held by a bona fide purchaser.

(c)  If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a Redemption Date or maturity date money sufficient to pay all principal, premium, if any, and interest payable on that date with respect to the Notes (or portions thereof) to be redeemed or maturing, as the case may be, and the Paying Agent is not prohibited from paying such money to the Noteholders on that date pursuant to the terms of this Indenture, then on and after that date such Notes (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

Section 2.11. Temporary Notes. Until Definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of Definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Notes. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at any office or agency maintained by the Company for that purpose and such exchange shall be without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute, and the Trustee shall authenticate and make available for delivery in exchange therefor, one or more Definitive Notes representing an equal principal amount of Notes. Until so exchanged, the Holder of temporary Notes shall in all respects be entitled to the same benefits under this Indenture as a holder of Definitive Notes.

Section 2.12. Cancellation. The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee, and no one else, shall cancel and destroy (subject to the record retention requirements of the Exchange Act) all Notes surrendered for registration of transfer, exchange, payment or cancellation, in its customary manner. The Company may not issue new Notes to replace Notes it has paid or delivered to the Trustee for cancellation for any reason other than in connection with a transfer or exchange.

Section 2.13. Payment of Interest; Defaulted Interest. Interest on any Note which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the Person in whose name such Note (or one or more predecessor Notes) is registered at the close of business on the regular record date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 2.03 hereof.

Any interest on any Note which is payable, but is not paid when the same becomes due and payable and such nonpayment continues for a period of 30 days shall forthwith cease to be payable to the Holder on the regular record date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Notes (such defaulted interest and interest thereon herein collectively called “Defaulted Interest”) shall be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

(a)     The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective predecessor Notes) are registered at the close of business on a Special Record Date (as defined below) for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date (not less than 30 days after such notice) of the proposed payment (the “Special Interest Payment Date”), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a record date (the “Special Record Date”) for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the Special Interest Payment Date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Interest Payment Date therefor to be given in the manner provided for in Section 11.02 hereof, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Interest Payment Date therefor having been so given, such Defaulted Interest shall be paid on the Special Interest Payment Date to the Persons in whose names the Notes (or their respective predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

(b)     The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section 2.13, each Note delivered under this Indenture upon registration of, transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

Section 2.14. Computation of Interest. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 2.15. CUSIP and ISIN Numbers. The Company in issuing the Notes may use “CUSIP” and “ISIN” numbers (if then generally in use) and, if so, the Trustee shall use “CUSIP” and “ISIN” numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such CUSIP or ISIN numbers. The Company shall notify the Trustee in writing of any change in the CUSIP and ISIN numbers applicable to the Notes.

ARTICLE 3

COVENANTS

Section 3.01. Payment of Notes. (a) The Company shall promptly pay the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal, interest and premium, if any, then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Holders on that date.

(b)  The Company shall pay interest on overdue principal, premium, if any, and interest at the rate specified therefor in the Notes, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

(c)  Notwithstanding anything to the contrary contained in this Indenture, the Company may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America from principal or interest payments hereunder.

Section 3.02. Limitation on Liens. (a) Holdings will not, and will not permit any Restricted Subsidiary to, create, assume, allow to exist or allow to be created or assumed any Lien on any Principal Property to secure any Indebtedness of Holdings or any Restricted Subsidiary, whether such Indebtedness is incurred at the date of this Indenture or hereafter acquired, unless Holdings also secures or causes such Restricted Subsidiary to secure the Notes and the Guarantees, if applicable, by a Lien equally and ratably with such other Indebtedness for so long as such Indebtedness shall be so secured; provided, however, that this covenant shall not apply in the case of: (i) Liens existing on the property of any Person at the time such Person becomes a Subsidiary; (ii) Liens existing on any property of Holdings or a Restricted Subsidiary at the date of this Indenture; (iii) the creation or existence of Liens on property acquired after the date of this Indenture (including acquisitions by way of merger or consolidation) by Holdings or a Restricted Subsidiary contemporaneously with such acquisition, or within 120 days thereafter, to secure or provide for the payment or financing of the purchase price, construction or improvement of the property, including Liens incurred pursuant to capital leases that are entered into for the purpose of financing the purchase, construction or improvement of the property subject to such capital lease, provided that every such Lien referred to in this clause (iii) shall attach only to the property so acquired and fixed improvements thereon and (iv) Liens incurred in favor of government entities or required by contracts with governmental entities.

(b)  Notwithstanding the provisions of paragraph (a) of this Section, Holdings or any Restricted Subsidiary may create or assume Liens in addition to those permitted by paragraph (a) of this Section, and renew, extend or replace such Liens, provided that at the time of such creation, assumption, renewal, extension or replacement, and after giving effect thereto, the sum of the aggregate outstanding principal amount of Indebtedness secured by such Liens and the aggregate amount of all Attributable Indebtedness with respect to any outstanding Sale and Lease-Back Transaction does not exceed 20% of Consolidated Net Tangible Assets.

Section 3.03. Sale and Lease-Back Transactions. Holdings will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into any Sale and Lease-Back Transaction on any Principal Property except: (i) leases in a Sale and Lease-Back Transaction incurred when Holdings or such Restricted Subsidiary could incur a Lien on such Principal Property securing debt in an amount equal to the Attributable Indebtedness with respect to such Sale and Lease-Back Transaction, pursuant to the provisions of Section 3.02, without equally and ratably securing the Notes and Guarantees, if applicable; or (ii) (A) if Holdings or such Restricted Subsidiary promptly informs the Trustee of such transaction, (B) the net proceeds of such transaction are at least equal to the fair value (as determined by a board resolution of Holdings) of such Principal Property and (C) Holdings or such Restricted Subsidiary within 180 days after the effective date of such Sale and Lease-Back Transaction, applies an amount equal to the net proceeds of the sale of the Principal Property sold and leased back pursuant to such arrangement to either (1) the voluntary retirement of long-term Indebtedness incurred or assumed by Holdings or a Restricted Subsidiary (including the Notes) or (2) the acquisition of Principal Property; provided further that, in lieu of applying all of or any part of such proceeds to such retirement or acquisition, Holdings or such Restricted Subsidiary may, within 75 days after such sale, deliver or cause to be delivered to the applicable trustee for cancellation either debentures or notes evidencing long-term debt of Holdings or of a Restricted Subsidiary (which may include the outstanding Notes) previously authenticated and delivered by the applicable trustee, and not theretofore tendered for sinking fund purposes or called for a sinking fund or otherwise applied as a credit against an obligation to redeem or retire such notes or debentures, and an Officers’ Certificate (which Certificate shall be delivered to the Trustee and each paying agent and which need not contain the statements prescribed by the second paragraph of Section 11.05) stating that the Company elects to deliver or cause to be delivered such debentures or notes in lieu of retiring long-term debt as hereinabove provided. If the Company shall so deliver debentures or notes to the applicable trustee and the Company shall duly deliver such Officers’ Certificate, the amount of cash which the Company shall be required to apply to the retirement of long-term debt under this Section 3.03 shall be reduced by an amount equal to the aggregate of the then applicable optional redemption prices (not including any optional sinking fund redemption prices) of such debentures or notes, or, if there are no such redemption prices, the principal amount of such debentures or notes; provided that in the case of debentures or notes which provide for an amount less than the principal amount thereof to be due and payable upon a declaration of the maturity thereof, such amount of cash shall be reduced by the amount of principal of such debentures or notes that would be due and payable as of the date of such application upon a declaration of acceleration of the maturity thereof pursuant to the terms of the indenture pursuant to which such debentures or notes were issued.

Section 3.04. Maintenance of Office or Agency. (a) The Company shall maintain in The City of New York, an office or agency where the Notes may be presented or surrendered for payment, where, if applicable, the Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The office or agency used by the Trustee in The City of New York as its office or agency for receiving securities, as the same may from time to time be designated by the Trustee, shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes, the office or agency required under Section 2.03. The Company hereby initially designates U.S. Bank National Association, U.S. Bank Trust New York, 100 Wall Street, Suite 1600, New York, New York as one such office or agency of the Company in accordance with Section 2.03. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

(b)  The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

Section 3.05. SEC Reports and Available Information. The Company shall comply with all the applicable provisions of Section 314(a) of the Trust Indenture Act. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

Section 3.06. Certificate To Trustee. The Company shall deliver to the Trustee, within 120 days after the end of the last fiscal quarter of each year, an Officer’s Certificate stating whether or not the signers know of any Default or Event of Default that occurred during such fiscal year. Such certificate shall contain a certification from the principal executive officer, principal financial officer or principal accounting officer of the Company that a review has been conducted of the activities of the Company and its Restricted Subsidiaries and the Company’s and its Restricted Subsidiaries’ performance under this Indenture and that the Company has complied with all conditions and covenants under this Indenture. For purposes of this Section 3.06, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this

Indenture. If any of the Officers signing such certificate has knowledge of such a Default or Event of Default, the certificate shall describe any such Default or Event of Default and its status.

Section 3.07. Corporate Existence. Subject to Article 4 and Section 10.02, Holdings and the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Restricted Subsidiary and the corporate rights (charter and statutory) licenses and franchises of Holdings and each Restricted Subsidiary; provided, however, that Holdings and the Company shall not be required to preserve any such right, license or franchise if the Board of Directors of Holdings or the Company, as applicable, shall determine that the preservation thereof is no longer desirable in the conduct of the business of Holdings and each of its Restricted Subsidiaries, taken as a whole, and that the loss thereof is not, and will not be, disadvantageous in any material respect to the Holders, and provided further, the Company or any Guarantor, as the case may be, may merge in accordance with Sections 4.01 and 10.02.

Section 3.08. Maintenance of Properties; Insurance. Holdings shall, and shall cause each of its Subsidiaries to, keep all property useful and necessary in its business in good working order and condition, except where failure to do so would not have a Material Adverse Effect; and Holdings shall maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are customary for Holdings’ type of business.

Section 3.09. Payment of Taxes and Other Claims. Each of Holdings and the Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of Holdings or any Subsidiary and (ii) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a material liability or Lien upon the property of Holdings or any Restricted Subsidiary; provided, however, that Holdings shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate reserves, if necessary (in the good faith judgment of management of Holdings or the Company), are being maintained in accordance with GAAP or where the failure to effect such payment will not be disadvantageous to the Holders.

Section 3.10. Payment for Consent. Neither the Company, any Guarantor nor any Subsidiary will, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fees or otherwise, to any Holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid or is paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

Section 3.11. Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 3.12. Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.13. Notice of Defaults. In the event that any Officer becomes aware of any Default or Event of Default, the Company shall promptly deliver to a Trust Officer an Officers’ Certificate specifying such Default or Event of Default.

ARTICLE 4

CONSOLIDATION, MERGER, SALE OF ASSETS

Section 4.01. Consolidation, Merger, Amalgamation and Sale of Assets. Holdings shall not, and shall not cause or permit any Significant Subsidiary to, merge into or consolidate with any other Person, or permit any Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired), such assets including capital stock of Subsidiaries, unless:

(a)  after giving effect to such transaction, no Event of Default has occurred or is continuing;

(b)  upon any such consolidation, merger, sale, lease or conveyance to which the Company is a party and in which the Company is not the surviving corporation, the due and punctual performance and observance of all of the obligations, covenants and conditions of this Indenture to be performed or observed by the Company and the due and punctual payment of the principal of, interest and premium, if any, on all of the Notes, shall be expressly assumed by supplemental indenture executed and delivered to the Trustee, by the corporation formed by such consolidation, or into which the Company shall have been merged, or which shall have acquired such property; and

(c)  upon any such consolidation, merger, sale, lease or conveyance to which any Significant Subsidiary that is also a Guarantor is a party and such Guarantor is not the surviving person, the resulting, surviving or transferee Person (the “Successor Guarantor”) shall be a Person organized under the laws of the United States of America, any State thereof or the District of Columbia, and the Successor Guarantor shall expressly assume, by supplemental indenture, executed and delivered to the Trustee, all of the obligations of the Guarantor under the Guarantee and this Indenture.

Section 4.02. Successor Corporation. In case of any consolidation, merger, sale or conveyance to which the Company is a party and in which the Company is not the surviving corporation, and following an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Notes which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof.

In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

In the event of any such sale or conveyance (other than a conveyance by way of lease) the Company or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Notes and may be liquidated and dissolved.

Section 4.03. Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Sections 7.01 and 7.02, shall receive an Opinion of Counsel, prepared in accordance with Section 11.04, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

ARTICLE 5

OPTIONAL REDEMPTION OF NOTES

Section 5.01. Optional Redemption by the Company. The Notes may be redeemed at any time as a whole or from time to time in part, subject to the conditions and at the Redemption Prices specified in the form of Notes set forth in Exhibit A hereto, which is hereby incorporated by reference and made a part of this Indenture, together with accrued and unpaid interest to the Redemption Date.

Section 5.02. Applicability of Article. Redemption of Notes at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article 5.

Section 5.03. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Notes pursuant to Section 5.01 hereof shall be evidenced by a resolution of the Board of Directors of the Company. In case of any redemption at the election of the Company, the Company shall, upon not later than the earlier of the date that is at least 30 days but not more than 60 days prior to the Redemption Date fixed by the Company or the date on which notice is given to the Holders (except as provided in Section 5.05 hereof or unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Notes to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Notes to be redeemed pursuant to Section 5.04 hereof.

Section 5.04. Selection by Trustee of Notes to Be Redeemed. If less than all the Notes are to be redeemed at any time pursuant to an optional redemption, the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the outstanding Notes not previously called for redemption, in compliance with the requirements of the principal securities exchange, if any, on which such Notes are listed, or, if such Notes are not so listed, on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of the Notes; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Note not redeemed to less than $2,000.

The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed.

Section 5.05. Notice of Redemption. Notice of redemption shall be given in the manner provided for in Section 11.02 hereof not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed. The Trustee shall give notice of redemption in the Company’s name and at the Company’s expense; provided, however, that the Company shall deliver to the Trustee, at least 15 days prior to the date the notice of redemption is to be given (unless a shorter period shall be acceptable to the Trustee), an Officers’ Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the following items.

All notices of redemption shall state:

(1)	the Redemption Date,

(2)           the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 5.07 hereof, if any,

(3)           if less than all outstanding Notes are to be redeemed, the identification of the particular Notes (or portion thereof) to be redeemed, as well as the aggregate principal amount of Notes to be redeemed and the aggregate principal amount of Notes to be outstanding after such partial redemption,

(4)           in case any Note is to be redeemed in part only, the notice which relates to such Note shall state that on and after the Redemption Date, upon surrender of such Note, the Holder will receive, without charge, a new Note or Notes of authorized denominations for the principal amount thereof remaining unredeemed,

(5)           that on the Redemption Date the Redemption Price (and accrued interest, if any, to the Redemption Date payable as provided in Section 5.07 hereof) will become due and payable upon each such Note, or the portion thereof, to be redeemed, and, unless the Company defaults in making the redemption payment, that interest on Notes called for redemption (or the portion thereof) will cease to accrue on and after said date,

(6)           the place or places where such Notes are to be surrendered for payment of the Redemption Price and accrued interest, if any,

(7)	the name and address of the Paying Agent,

(8)           that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price, and

(9)        the CUSIP or ISIN number, and that no representation is made as to the accuracy or correctness of the CUSIP or ISIN number, if any, listed in such notice or printed on the Notes.

Section 5.06. Deposit of Redemption Price. Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.04 hereof) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Notes which are to be redeemed on that date.

Section 5.07. Notes Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Notes to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date (subject to the rights of Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by the Notes.

Section 5.08. Notes Redeemed in Part. Any Note which is to be redeemed only in part (pursuant to the provisions of this Article 5) shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 2.03 hereof (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Note at the expense of the Company, a new Note or Notes, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered, provided that each such new Note will be in a principal amount of $2,000 or integral multiple of $1,000. Notwithstanding the foregoing, DTC shall select the Notes for redemption if evidenced by a Global Note according to DTC’s stated procedures therefor.

ARTICLE 6

DEFAULTS AND REMEDIES

Section 6.01. Events of Default. An “Event of Default” occurs if:

(1)    the Company defaults in any payment of interest or additional interest (as required by the Registration Rights Agreement) on any Note when due, and such default continues for a period of 30 days;

(2)    the Company defaults in the payment of the principal of, or premium, if any, on any Note when due at its Stated Maturity, upon optional redemption, upon declaration of acceleration or otherwise;

(3)    the Company, Holdings or any Subsidiary Guarantor fails to comply with its covenants under this Indenture (other than those referred to in (1) and (2) above) and such failure continues for 60 days after written notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Notes;

(4)    the Company, Holdings or any of their Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness for borrowed money, including obligations evidenced by any mortgage, indenture, bond, debenture, note, guarantee or other similar instruments to which it is a party, on the scheduled or original due date with respect thereto; (ii) fail to pay interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, the effect of which default or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its Stated Maturity or (in the case of any such Indebtedness constituting a guarantee) to become payable, and such acceleration has not been cured within 15 days after notice of acceleration; provided, however, that an event described in subclause (i), (ii) or (iii) of this paragraph (4) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in subclauses (i), (ii) and (iii) of this paragraph (4) shall have occurred and be continuing with respect to such Indebtedness in an amount exceeding $20,000,000;

(5)    (i) Holdings, the Company or any Significant Subsidiary shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holdings, the Company or any Significant Subsidiary shall make a general assignment for the benefit of its creditors; (ii) there shall be commenced against Holdings, the Company or any Significant Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; (iii) there shall be commenced against Holdings, the Company or any Significant Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distrait or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; (iv) Holdings, the Company or any Significant Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Holdings, the Company or any Significant Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

The Company shall deliver to the Trustee, within 10 days after becoming aware of the occurrence thereof, written notice in the form of an Officers’ Certificate of any Default or Event of Default under clauses (3), (4) or (5) of this Section 6.01, which such notice shall contain the status thereof and a description of the action being taken or proposed to be taken by the Company in respect thereof.

Section 6.02. Acceleration. If an Event of Default occurs and is continuing, the Trustee by written notice to the Company, or the Holders of at least 25% in principal amount of the outstanding Notes by written notice to the Company and the Trustee, may, and the Trustee at the request of such Holders shall, declare the principal of and premium, if any, and accrued and unpaid interest on all the Notes to be due and payable. Upon such a declaration, such principal, premium, if any, and accrued and unpaid interest shall be due and payable immediately. If an Event of Default described in paragraph (5) of Section 6.01 hereof occurs and is continuing, then in each and every such case, the principal amount of and the premium, if any, and all accrued and unpaid interest shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders. The Holders of a majority in aggregate principal amount of the outstanding Securities by notice to the Trustee and the Company may rescind any declaration of acceleration if the rescission would not conflict with any judgment or decree, and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

Section 6.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of and premium, if any, or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

Section 6.04. Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of the outstanding Notes by notice to the Trustee may (a) waive, by their consent (including, without limitation consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), an existing Default or Event of Default and its consequences except (i) a Default or Event of Default in the payment of the principal of and premium, if any, or interest on a Note or (ii) a Default or Event of Default in respect of a provision that under Section 9.02 hereof cannot be amended without the consent of each Noteholder affected and (b) rescind any such acceleration with respect to the Notes and its consequences if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) all existing Events of Default, other than the nonpayment of the principal of and premium, if any, and interest on the Notes that have become due solely by such declaration of acceleration, have been cured or waived. When a Default or Event of Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right. In case of any such waiver, the Company, the Trustee and the Holders shall be restored to their former positions and rights hereunder and under the Notes, respectively.

Section 6.05. Control by Majority. The Holders of a majority in aggregate principal amount of the outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01 and Section 7.02 hereof, that the Trustee determines is prejudicial to the rights of other Noteholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

Section 6.06. Limitation on Suits. Subject to Section 6.07 hereof, a Noteholder may not pursue any remedy with respect to this Indenture or the Notes unless:

(1)        the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

(2)        the Holders of at least 25% in outstanding principal amount of the outstanding Notes make a request in writing to the Trustee to pursue the remedy;

(3)        such Holder or Holders offer to the Trustee reasonable security or indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

(4)        the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

(5)        the Holders of a majority in aggregate principal amount of the Notes do not give the Trustee a direction that, in the opinion of the Trustee, is inconsistent with such request during such 60-day period.

A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

Section 6.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture (including, without limitation, Section 6.06 hereof), the right of any Holder to receive payment of principal of and premium, if any, or interest on the Notes held by such Holder, on or after the respective due dates expressed in the Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 6.08. Collection Suit by Trustee. If an Event of Default specified in Section 6.01(1) or (2) hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 6.07 hereof, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Company, any Guarantor, any of the Subsidiaries or their respective creditors or properties and, unless prohibited by law or applicable regulations, may be entitled and empowered to participate as a member of any official committee of creditors appointed in such matter and, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07 hereof.

Section 6.10. Priorities. If the Trustee collects any money or property pursuant to this Article 6, it shall pay out the money or property in the following order:

FIRST: to the Trustee for amounts due under Section 7.07 hereof;

SECOND: to Noteholders for amounts due and unpaid on the Notes for principal and premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively; and

THIRD: to the Company.

The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 6.10. At least 15 days before such record date, the Company shall mail to each Noteholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

Section 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by the Company, a suit by a Holder pursuant to Section 6.07 hereof or a suit by Holders of more than 10% in outstanding principal amount of the Notes.

ARTICLE 7

TRUSTEE

Section 7.01. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs; provided that if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee indemnity or security reasonably satisfactory to it against loss, liability or expense.

Except during the continuance of an Event of Default:

(i)         the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii)         in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(b)      The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(1)        this paragraph does not limit the effect of the second paragraph of Section 7.01(a);

(2)        the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(3)        the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

(c)      Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs Section 7.01(a) and (b) hereof.

(d)      The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

(e)      Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

(f)       No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(g)      Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 8.01 and to the provisions of the Trust Indenture Act.

(h)      Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

(i)       The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee security or indemnity or security reasonably satisfactory to it against any loss, liability or expenses (including reasonable attorneys’ fees and expenses) and liabilities that might be incurred by it in compliance with such request or direction.

(j)       In the absence of bad faith, negligence or willful misconduct on the part of the Trustee, the Trustee shall not be responsible for the application of any money by any Paying Agent other than the Trustee.

Section 7.02. Rights of Trustee. Subject to Section 7.01 hereof:

(a)     The Trustee may conclusively rely on any document (whether in its original or facsimile form) reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document. The Trustee shall receive and retain financial reports and statements of the Company as provided herein, but shall have no duty to review or analyze such reports or statements to determine compliance under covenants or other obligations of the Company;

(b)     Before the Trustee acts or refrains from acting, it may require an Officers’ Certificate and/or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officers’ Certificate or Opinion of Counsel;

(c)     The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care;

(d)     The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers, provided however, that the Trustee’s conduct does not constitute willful misconduct or negligence;

(e)     The Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel;

(f)      The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture;

(g)     The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder (including Registrar and Paying Agent), and each agent, custodian and other Person employed to act hereunder; and

(h)     The Trustee may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(i)      The Trustee is not required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Indenture.

(j)      The Trustee’s rights, powers, indemnities, immunities and protections from liability and its rights to compensation and indemnification in connection with the performance of its duties under this Indenture shall extend to (1) the Trustee, whether serving in any other capacity hereunder, including without limitation, in the capacity of Paying Agent or Registrar and (2) the Trustee’s officers, directors, agents, counsel and employees. Such immunities and protections and rights to indemnification, together with the Trustee’s right to compensation, shall survive the Trustee’s resignation or removal, the discharge of this Indenture and final payment of the Notes.

(k)     The Trustee shall have no responsibility for any information in any offering document or other disclosure material distributed with respect to any series of Notes, and the Trustee shall have no responsibility for compliance with any state or federal securities laws in connection with the Notes, other than the filing of any documents required to be filed by an indenture trustee pursuant to the Trust Indenture Act or otherwise required in the Indenture.

(l)      Notwithstanding anything else herein contained, whenever any provision of this Indenture indicates that any confirmation of a condition or event is qualified by the words “to the knowledge of” or “known to” the Trustee or other words of similar meaning, said words shall mean and refer to the current awareness of one or more Trust Officers who are located at the Corporate Trust Office of the Trustee or who are otherwise responsible for administering the trusts created under this Indenture.

(m)    The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate (including any Officers’ Certificate), statement, instruction, opinion (including any Opinion of Counsel), notice, request, direction, consent, order, bond, debenture or other paper or document.

(n)     The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as duties.

Section 7.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Section 7.10 and Section 7.11 hereof.

Section 7.04. Trustee’s Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, shall not be accountable for the Company’s use of the proceeds from the Notes, shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee’s certificate of authentication.

Section 7.05. Notice of Defaults. If a Default or Event of Default occurs and is continuing and if a Trust Officer has actual knowledge thereof, the Trustee shall mail to each Noteholder at the address set forth in the Note Register notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of and premium, if any, or interest on any Note (including payments pursuant to the optional redemption or required repurchase provisions of such Note, if any), the Trustee may withhold the notice if and so long as the Trustee’s Board of Directors or an executive committee thereof or a trust committee of its directors and/or officers in good faith determines that withholding the notice is in the interests of Noteholders.

Section 7.06. Report by Trustee to Holders. Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and in any event prior to August 15 in each year, the Trustee shall mail to each Noteholder a brief report dated as of such May 15 that complies with Trust Indenture Act, Section 313(a), but only if required under such Section. The Trustee also shall comply with Trust Indenture Act, Section 313(b). The Trustee shall also transmit by mail all reports required by Trust Indenture Act, Section 313(c).

Following the issuance of any Exchange Notes, a copy of each report at the time of its mailing to Noteholders shall be filed with the SEC and each stock exchange (if any) on which the Notes are listed. The Company agrees to notify promptly the Trustee whenever the Notes become listed on any stock exchange and of any delisting thereof.

Section 7.07. Compensation and Indemnity. The Company shall pay to the Trustee such compensation for its acceptance of this Indenture and for its services hereunder as Trustee, Paying Agent, Registrar and in all other capacities in which it is serving hereunder as the Company and the Trustee shall from time to time agree in writing. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, costs of preparing and reviewing reports, certificates and other documents, costs of preparation and mailing of notices to Noteholders and reasonable costs of counsel retained by the Trustee, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee’s agents, counsel, accountants and experts. The Company shall indemnify the Trustee, and any predecessor Trustee and their respective officers, directors, employees, counsel and agents, against any and all loss, liability, damages, claims or expense (including reasonable attorneys’ fees and expenses) incurred by it without negligence or willful misconduct on its part in connection with the administration of this trust or the performance of its duties hereunder, including the costs and expenses of enforcing this Indenture (including this Section 7.07) and of defending itself against any claims (whether asserted by any Noteholder, the Company or otherwise). The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee may have separate counsel and the Company shall pay the fees and expenses of such counsel, provided that the Company shall not be required to pay such fees and expenses if it assumes the obligation for defending the Trustee, and, in the reasonable judgment of the Trustee, there is no conflict of interest between the Company and the Trustee in connection with such action and there is no defense that could not be adequately raised if the Company assumes such obligation. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee’s own willful misconduct, negligence or bad faith.

To secure the Company’s payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and premium, if any, and interest on particular Notes. Such lien shall survive the satisfaction and discharge of this Indenture. The Trustee’s right to receive payment of any amounts due under this Section 7.07 shall not be subordinate to any other liability or Indebtedness of the Company.

The Company’s payment obligations pursuant to this Section 7.07 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(5) hereof with respect to the Company, the expenses are intended to constitute expenses of administration under any bankruptcy law.

Section 7.08. Replacement of Trustee. The Trustee may resign at any time by so notifying the Company. The Holders of a majority in principal amount of the Notes may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if:

(1)	the Trustee fails to comply with Section 7.10 hereof;
(2)	the Trustee is adjudged bankrupt or insolvent;

(3)           a receiver or other public officer takes charge of the Trustee or its property; or

(4)	the Trustee otherwise becomes incapable of acting.

If the Trustee resigns or is removed by the Company or by the Holders of a majority in aggregate principal amount of the Notes and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of the Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07 hereof.

If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Notes may petition, at the Company’s expense, any court of competent jurisdiction for the appointment of a successor Trustee.

If the Trustee fails to comply with Section 7.10 hereof, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

Notwithstanding the replacement of the Trustee pursuant to this Section 7.08, the Company’s obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

Section 7.09. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

In case at the time such successor or successors by merger, conversion, consolidation or transfer of assets to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee.

Section 7.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of Trust Indenture Act, Section 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent filed annual report of condition. The Trustee shall comply with Trust Indenture Act, Section 310(b); provided, however, that there shall be excluded from the operation of Trust Indenture Act, Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in Trust Indenture Act, Section 310(b)(1) are met.

Section 7.11. Preferential Collection of Claims Against Company. The Trustee shall comply with Trust Indenture Act, Section 311(a), excluding any creditor relationship listed in Trust Indenture Act, Section 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act, Section 311(a) to the extent indicated.

ARTICLE 8

DISCHARGE OF INDENTURE; DEFEASANCE

Section 8.01. Discharge of Liability on Notes; Defeasance. (a) Subject to Section 8.01(b) hereof, when (i)(A) the Company delivers to the Trustee all outstanding Notes (other than Notes replaced pursuant to Section 2.09 hereof) for cancellation or (B) all outstanding Notes not theretofore delivered for cancellation have become due and payable, whether at maturity or upon redemption or will become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name and at the expense of the Company and the Company or any Guarantor irrevocably deposits or causes to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders money in U.S. dollars, non-callable U.S. Government Securities, or a combination thereof, in such amounts as will be sufficient without consideration of any reinvestment of interest to pay and discharge the entire Indebtedness on such Notes not theretofore delivered to the Trustee for cancellation for principal and premium, if any, and accrued interest to the date of maturity or redemption, (ii) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound; (iii) the Company or any Guarantor has paid or caused to be paid all sums payable by it under this Indenture and the Notes; and (iv) the Company has delivered irrevocable instructions to the Trustee under this Indenture to apply the deposited money toward the payment of such Notes at maturity or the Redemption Date, as the case may be, then the Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company (accompanied by an Officers’ Certificate and an Opinion of Counsel stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with) and at the cost and expense of the Company.

(b)  Subject to Section 8.01(c) and Section 8.02 hereof, the Company at any time may terminate (i) all its obligations under the Notes and this Indenture (“legal defeasance option”), and after giving effect to such legal defeasance, any omission to comply with such obligations shall no longer constitute a Default or Event of Default or (ii) its obligations under, Section 3.02, Section 3.03, Section 3.08 or Section 3.09 hereof, and the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document, and the operation of Section 6.01(3) (only with respect to the covenants terminated pursuant to this Section 8.01(b)(ii)), Section 6.01(4) and Section 6.01(5) hereof, and the events specified in such Sections shall no longer constitute an Event of Default (clause (ii) being referred to as the “covenant defeasance option”), but except as specified above, the remainder of this Indenture and the Notes shall be unaffected thereby. The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option. If the Company exercises its covenant defeasance option, the Company may elect to have the Guarantee terminate.

If the Company exercises its legal defeasance option, payment of the Notes may not be accelerated because of an Event of Default, and the Guarantee shall terminate. If the Company exercises its covenant defeasance option, payment of the Notes may not be accelerated because of an Event of Default specified in Section 6.01(3) (only with respect to the covenants terminated pursuant to Section 8.01(b)(ii) above), Section 6.01(4) and Section 6.01(5) hereof.

Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

(c)  Notwithstanding the provisions of Section 8.01(a) and (b) hereof, the Company’s obligations in Section 2.02, Section 2.03, Section 2.04, Section 2.05, Section 2.06, Section 2.09, Section 2.10, Section 2.11, Section 2.12, Section 3.01, Section 3.04, Section 3.05, Section 3.06, Section 3.07, Section 3.10, Section 3.11, Section 3.12, Section 3.13, Section 6.07, Section 7.07, Section 7.08 hereof and in this Article 8 shall survive until the Notes have been paid in full. Thereafter, the Company’s obligations in Section 7.07, Section 8.04 and Section 8.05 hereof shall survive.

Section 8.02. Conditions to Defeasance. The Company may exercise its legal defeasance option or its covenant defeasance option only if:

(1)        the Company irrevocably deposits in trust with the Trustee for the benefit of the Holders money in U.S. dollars or U.S. Government Securities or a combination thereof for the payment of principal of and premium, if any, and interest on the Notes to maturity or redemption, as the case may be;

(2)        the Company delivers to the Trustee a certificate from a firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Securities plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all the Notes to maturity or redemption, as the case may be;

(3)        no Default or Event of Default shall have occurred and be continuing on the date of such deposit or, with respect to certain bankruptcy or insolvency Events of Default, on the 91st day after such date of deposit;

(4)        such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Company, any Guarantor or any of its Subsidiaries is a party or by which the Company, any Guarantor or any of its Subsidiaries is bound;

(5)        the Company shall have delivered to the Trustee an Opinion of Counsel (subject to customary assumptions and exclusions) to the effect that (A) the Notes and (B) assuming no intervening bankruptcy of the Company between the date of deposit and the 91st day following the deposit and that no Holder of the Notes is an insider of the Company, after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ right generally;

(6)        the deposit does not constitute a default under any other agreement binding on the Company;

(7)        the Company delivers to the Trustee an Opinion of Counsel (subject to customary assumptions and exclusions) to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the U.S. Investment Company Act of 1940, as amended;

(8)        in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel (subject to customary assumptions and exclusions) in the United States stating that (i) the Company has received from, or there has been published by, the U.S. Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Noteholders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

(9)        in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel (subject to customary assumptions and exclusions) in the United States to the effect that the Noteholders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to U.S. federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred; and

(10)      the Company delivers to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Notes and this Indenture as contemplated by this Article 8 have been complied with.

Section 8.03. Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Securities deposited with it pursuant to this Article 8. It shall apply the deposited money and the money from U.S. Government Securities through the Paying Agent and in accordance with this Indenture to the payment of principal of and premium, if any, and interest on the Notes.

Section 8.04. Repayment to Company. The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or securities held by them upon payment of all the obligations under this Indenture.

Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal of and premium, if any, or interest on the Notes that remains unclaimed for two years, and, thereafter, Noteholders entitled to the money must look to the Company for payment as general creditors.

Section 8.05. Indemnity for U.S. Government Securities. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Securities or the principal and interest received on such U.S. Government Securities.

Section 8.06. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Securities in accordance with this Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Securities in accordance with this Article 8; provided, however, that, if the Company has made any payment of interest on or principal of any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Securities held by the Trustee or Paying Agent.

The Trustee’s rights under this Article 8 shall survive termination of this Indenture and the resignation or removal of the Trustee.

ARTICLE 9

AMENDMENTS

Section 9.01. Without Consent of Holders. The Company, any Guarantor and the Trustee may modify or amend this Indenture or the Notes without notice to or consent of any Noteholder:

(a)	to cure any ambiguity, omission, defect or inconsistency;

(b)  to provide for successor Guarantors or otherwise comply with the provisions of Article 4 herein;

(c)  to provide for uncertificated Notes in addition to or in place of certificated Notes; provided, however, that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code;

(d)	to add additional guarantees with respect to the Notes;
(e)	to secure the Notes;

(f)   to add to the covenants of the Company or any Guarantor for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or any Guarantor;

(g)  to make any change that does not adversely affect the interests of any Noteholder;

(h)  to provide for the issuance of the Exchange Notes, which will have terms substantially identical in all material respects to the Notes (except that the transfer restrictions contained in the Notes will be modified or eliminated, as appropriate), and which will be treated, together with any outstanding Notes, as a single issue of securities; or

(i)   to comply with any requirement of the SEC in connection with the qualification of this Indenture under the Trust Indenture Act.

After an amendment under this Section 9.01 becomes effective, the Company shall mail to Noteholders a notice briefly describing such amendment. The failure to give such notice to all Noteholders at the address set forth in the Note Register, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.01.

Section 9.02. With Consent of Holders. The Company, any Guarantor and the Trustee may amend this Indenture or the Notes without notice to any Noteholder but with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). However, without the consent of each Noteholder affected, no amendment may:

(a)  reduce the amount of Notes whose Holders must consent to an amendment of this Indenture or the Notes;

(b)  reduce the stated rate of or extend the stated time for payment of interest on any Note;

(c)	reduce the principal of or change the Stated Maturity of any Note;

(d)  reduce the amount payable upon the redemption of any Note, as described above under Article 5 hereof or any similar provision, whether through an amendment to or waiver of Article 5 hereof, a definition or otherwise;

(e)	make any Note payable in money other than that stated in the Note;

(f)   impair the right of any Holder to receive payment of principal of and premium, if any, and interest on such Holder’s Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Notes;

(g)  make any change in the amendment provisions which require each Holder’s consent or in the waiver provisions; or

(h)  release any of the Guarantors or modify the Guarantees other than in accordance with the provisions of this Indenture.

It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

After an amendment under this Section 9.02 becomes effective, the Company shall mail to Noteholders a notice briefly describing such amendment. However, the failure to give such notice to all Noteholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.02.

Section 9.03. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Notes shall comply with the Trust Indenture Act as then in effect.

Section 9.04. Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Note shall bind the Holder and every subsequent Holder of that Note or portion of the Note that evidences the same debt as the consenting Holder’s Note, even if notation of the consent or waiver is not made on the Note. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder’s Note or portion of the Note if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective or otherwise in accordance with any related solicitation documents. After an amendment or waiver becomes effective, it shall bind every Noteholder. An amendment or waiver shall become effective upon receipt by the Trustee of the requisite number of written consents under Section 9.01 or 9.02 hereof, as applicable.

The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Noteholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this

Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Noteholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall become valid or effective more than 120 days after such record date.

Section 9.05. Notation on or Exchange of Notes. If an amendment changes the terms of a Note, the Trustee may require the Holder of the Note to deliver it to the Trustee. The Trustee may place an appropriate notation on the Note regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or to issue a new Note shall not affect the validity of such amendment.

Section 9.06. Trustee to Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, protections, privileges, indemnities, powers, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and shall be provided with, and (subject to Sections 7.01 and 7.02 hereof), shall be fully protected in relying upon an Officers’ Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture, that it conforms to the applicable requirements of the Trust Indenture Act and that such amendment is the legal, valid and binding obligation of the Company and any Guarantors, enforceable against them in accordance with its terms, subject to customary exceptions and complies with the provisions hereof (including Section 9.03 hereof).

ARTICLE 10

GUARANTEE

Section 10.01. Guarantee. Each Guarantor hereby fully, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, to each Holder of the Notes and the Trustee the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the principal of and premium, if any, and interest on the Notes and all other obligations of the Company under this Indenture, including, without limitation, the obligations of the Company under Section 7.07 hereof (all the foregoing being hereinafter collectively called the “Obligations”). Each Guarantor further agrees (to the extent permitted by law) that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it will remain bound under this Article 10 notwithstanding any extension or renewal of any Obligation.

Each Guarantor waives presentation to, demand of payment from and protest to the Company of any of the Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Notes or the Obligations. The obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Trustee or any Holder to assert any claim or demand or to enforce any right or remedy against the Company or any other person under this Indenture, the Notes or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Notes or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Obligations or any of them; or (e) any change in the ownership of the Company.

Each Guarantor further agrees that the Guarantee herein constitutes a guarantee of payment when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Obligations.

The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than payment of the Obligations in full), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the Obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder to assert any claim or demand or to enforce any remedy under this Indenture, the Notes or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of each Guarantor or would otherwise operate as a discharge of each Guarantor as a matter of law or equity.

Each Guarantor further agrees that the Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of and premium, if any, or interest on any of the Obligations is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Company or otherwise.

In furtherance of the foregoing and not in limitation of any other right which any Holder has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company to pay any of the Obligations when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid amount of such

Obligations then due and owing and (ii) accrued and unpaid interest on such Obligations then due and owing (but only to the extent not prohibited by law).

Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders, on the other hand, (x) the maturity of the Obligations guaranteed hereby may be accelerated as provided in this Indenture for the purposes of the Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby and (y) in the event of any such declaration of acceleration of such Obligations, such Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purposes of this Guarantee.

Each Guarantor also agrees to pay any and all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Trustee or the Holders in enforcing any rights under this Section.

Section 10.02. No Subrogation. Notwithstanding any payment or payments made by any Guarantor hereunder, no Guarantor shall be entitled to be subrogated to any of the rights of the Trustee or any Holder against the Company or any collateral security or guarantee or right of offset held by the Trustee or any Holder for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by such Guarantor hereunder, until all amounts owing to the Trustee and the Holders by the Company on account of the Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Trustee and the Holders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Trustee in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Trustee, if required), to be applied against the Obligations.

Section 10.03. Consideration. Each Guarantor has received, or will receive, direct or indirect benefits from the making of the Guarantee.

Section 10.04. Additional Amounts. In the event that payments are made by any Guarantor pursuant to its obligations under this Article, such Guarantor will pay to the Holder of any Note additional amounts as may be necessary so that every net payment made by such Guarantor of the principal of and premium, if any, and interest on such Note, after deducting or withholding for or on account of any present or future tax, duty, fee, assessment or other governmental charge duly imposed by, and payable by that Holder to, any foreign jurisdiction, will not be less than the amount provided in that Note to be then due and payable. No Guarantor will be required, however, to make any payment of additional amount for or on account of any such tax imposed by reason of the Holder having some connection with any such jurisdiction other than its participation as Holder.

Section 10.05. Additional Guarantors. After the date on which a Person (whether previously existing or created or acquired by the Company) becomes a Subsidiary Guarantor, the Company will execute and deliver and cause such Person to execute and deliver to the Trustee a supplemental indenture pursuant to which such Subsidiary will unconditionally guarantee, on a joint and several basis with the other Guarantors, the full and prompt payment of the principal of, premium, if any, and interest on the Notes on an unsecured and unsubordinated basis and become a party to this Indenture as a Guarantor for all purposes of the Indenture.

ARTICLE 11

MISCELLANEOUS

Section 11.01. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the Trust Indenture Act, the provision required by the Trust Indenture Act shall control. Each Guarantor in addition to performing its obligations under the Guarantee shall perform such other obligations as may be imposed upon it with respect to this Indenture under the Trust Indenture Act.

Section 11.02. Notices. Any notice or communication shall be in writing and (a) delivered in person, (b) sent by a recognized overnight delivery service (with charges prepaid), or (c) sent by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), addressed as follows:

If to the Company or any Subsidiary Guarantor:

Ethan Allen Global, Inc.

Ethan Allen Drive

Danbury, CT 06811

Attention:	Pamela A. Banks

Vice President, General Counsel and Secretary

Telephone:	203-743-8496
Facsimile:	203-743-8254

if to the Trustee:

U.S. Bank National Association

One Federal Street, 3rd Floor

Boston, MA 02110

Attention:	Corporate Trust Services
Telephone:	617-603-6576
Facsimile:	617-603-6668

The Company or any Subsidiary Guarantor, on the one hand, or the Trustee, on the other hand, by notice to the other may designate additional or different addresses for subsequent notices or communications.

Any notice or communication mailed to a registered Noteholder shall be mailed by first class mail to the Noteholder at the Noteholder’s address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is sent in the manner provided above, it is duly given, whether or not the addressee receives it, except that notices to the Trustee shall be effective only upon receipt.

Section 11.03. Communication by Holders with Other Holders. Noteholders may communicate pursuant to Trust Indenture Act, Section 312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of Trust Indenture Act, Section 312(c).

Section 11.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

(1)        an Officers’ Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

(2)        an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Section 11.05. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

(1)        a statement that the individual making such certificate or opinion has read such covenant or condition;

(2)        a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)        a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4)        a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

In giving such Opinion of Counsel, counsel may rely as to factual matters on an Officers’ Certificate or on certificates of public officials.

Section 11.06. When Notes Disregarded. In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company or by an Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Trust Officer of the Trustee actually knows are so owned shall be so disregarded. Also, subject to the foregoing, only Notes outstanding at the time shall be considered in any such determination.

Section 11.07. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by, or a meeting of, Noteholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

Section 11.08. Legal Holidays. A “Legal Holiday” is a Saturday, a Sunday or other day on which commercial banking institutions are authorized or required to be closed in New York, New York or the city in which the Corporate Trust Office is located. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

Section 11.09. GOVERNING LAW. THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 11.10. No Recourse Against Others. An incorporator, director, officer, employee, affiliate or stockholder of the Company or any Guarantor, solely by reason of this status, shall not have any liability for any obligations of the Company under the Notes, this Indenture or any Guarantee or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Notes.

Section 11.11. Successors. All agreements of the Company in this Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

Section 11.12. Consent to Jurisdiction. The Company and each Guarantor irrevocably submits to the jurisdiction of any New York state or U.S. federal court sitting in the Borough of Manhattan, The City of New York, in any action or proceeding relating to its obligations, liabilities or any other matter arising out of or in connection with this Indenture or the Notes. The Company and each Guarantor hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state or U.S. federal court. The Company and each Guarantor also hereby irrevocably waives, to the fullest extent permitted by law, any objection to venue or the defense of an inconvenient forum to the maintenance of any such action or proceeding in any such court.

Section 11.13. Appointment for Agent for Service of Process. The Company hereby (i) irrevocably designates and appoints its Chief Financial Officer (from time to time) at its principal executive offices at Ethan Allen Drive, Danbury, Connecticut 06811 (the “Authorized Agent”), as its agent upon which process may be served in any suit, action or proceeding described in the first sentence of Section 11.12 hereof and represents and warrants that the Authorized Agent has accepted such designation and (ii) each Guarantor agrees that service of process upon the Authorized Agent shall be deemed in every respect effective service of process upon such Guarantor in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Authorized Agent in full force and effect so long as any of the Notes shall be outstanding.

Section 11.14. Waiver of Immunities. To the extent that the Company, any Guarantor, or any properties, assets or revenues that the Company or any Guarantor may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Indenture or the Notes, each Guarantor hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

Section 11.15. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee or any Holder, as the case may be, could purchase U.S. dollars with such other currency in New York City on the Business Day preceding that on which final judgment is given.

Section 11.16. No Bankruptcy Petition Against the Borrower; Liability of the Borrower. Each of the Noteholders and the Trustee hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of the last maturing Note and all other Indebtedness of the Company ranking equal with or junior to the Notes in right of payment, it will not institute against, or join with or assist any other Person in instituting against, the Company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable insolvency laws.

Notwithstanding any other provision hereof, the sole remedy of any Noteholder, the Trustee or any other Person against the Company in respect of any obligation, covenant, representation, warranty or agreement of the Company under or related to this Indenture or the Notes shall be against the assets of the Company. Neither the Trustee, nor any Noteholder nor any other Person shall have any claim against the Company to the extent that such assets are insufficient to meet such obligations, covenant, representation, warranty or agreement (the difference being referred to herein as a “shortfall”) and all claims in respect of the shortfall shall be extinguished; provided, however, that the provisions of this Section 11.16 apply solely to the obligations of the Company and shall not extinguish such shortfall or otherwise restrict such Person’s rights or remedies against any Guarantor for purposes of the obligations of such Guarantor to any Person under the Guarantee.

The provisions of this Section 11.16 shall survive the termination of this Indenture and the resignation or removal of the Trustee .

Section 11.17. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

Section 11.18. Qualification of Indenture. The Company shall qualify this Indenture under the Trust Indenture Act in accordance with the terms and conditions of the Registration Rights Agreement and shall pay all reasonable costs and expenses (including attorneys’ fees and expenses for the Company, the Trustee and the Holders) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of this Indenture and the Notes and printing this Indenture and the Notes. The Trustee shall be entitled to receive from the Company any such Officers’ Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the Trust Indenture Act.

Section 11.19. Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

ETHAN ALLEN GLOBAL, INC., as Issuer
By:	/s/ M. Farooq Kathwari
Name: M. Farooq Kathwari
Title: Chairman, President & Chief Executive Officer

ETHAN ALLEN INTERIORS INC., as Guarantor
By:	/s/ M. Farooq Kathwari
Name: M. Farooq Kathwari
Title: Chairman, President & Chief Executive Officer

ETHAN ALLEN OPERATIONS, INC., as Guarantor
By:	/s/ M. Farooq Kathwari
Name: M. Farooq Kathwari
Title: Chairman, President & Chief Executive Officer

ETHAN ALLEN REALTY, LLC, as Guarantor
By:	/s/ M. Farooq Kathwari
Name: M. Farooq Kathwari
Title: President & Chief Executive Officer

ETHAN ALLEN RETAIL, INC., as Guarantor
By:	/s/ M. Farooq Kathwari
Name: M. Farooq Kathwari
Title: Chairman, President & Chief Executive Officer

LAKE AVENUE ASSOCIATES, INC., as Guarantor
By:	/s/ M. Farooq Kathwari
Name: M. Farooq Kathwari
Title: Chairman, President & Chief Executive Officer

MANOR HOUSE, INC., as Guarantor
By:	/s/ M. Farooq Kathwari
Name: M. Farooq Kathwari
Title: Chairman, President & Chief Executive Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	/s/ John Brennan
Name: John A. Brennan
Title: Officer

EXHIBIT A

[FORM OF FACE OF NOTE OR EXCHANGE NOTE]

[Depository Legend, if applicable]

[Restricted Notes Legend, if applicable]

No. [___]                                                                                                          Principal Amount $[_____________],
                                                                                                                               as revised by the
                                                                                                                               Schedule of Increases
                                                                                                                               and Decreases in Global
                                                                                                                               Note attached hereto

CUSIP NO. ____________
ISIN: ________________

5.375% Senior Notes due 2015

Ethan Allen Global, Inc., a Delaware corporation, promises to pay to [__________], or registered assigns, the principal sum of [_______________] U.S. Dollars, as revised by the Schedule of Increases and Decreases in Global Note attached hereto, on October 1, 2015.

Interest Payment Dates: April 1 and October 1

Record Dates: March 15 and September 15

Additional provisions of this Note are set forth on the reverse side hereof.

B-1

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ETHAN ALLEN GLOBAL, INC.
By:
Name:
Title:

Each of the undersigned hereby acknowledges its obligation as a Guarantor under the Indenture.

ETHAN ALLEN INTERIORS INC., as Guarantor
By:
Name:
Title:

ETHAN ALLEN OPERATIONS, INC., as Guarantor
By:
Name:
Title:

ETHAN ALLEN REALTY, LLC, as Guarantor
By:
Name:
Title:

ETHAN ALLEN RETAIL, INC., as Guarantor
By:
Name:
Title:

LAKE AVENUE ASSOCIATES, INC., as Guarantor
By:
Name:
Title:

MANOR HOUSE, INC., as Guarantor
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF

AUTHENTICATION

U.S. BANK NATIONAL ASSOCIATION,

as Trustee, certifies that this is one of

the Notes referred to in the Indenture.

By:____________________________

Authorized Signatory

Date: September 27, 2005

[FORM OF REVERSE SIDE OF NOTE OR EXCHANGE NOTE]

5.375% Senior Note due 2015

1.	General

Ethan Allen Global, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), issued the Notes under an Indenture, dated as of September 27, 2005, among the Company, each Guarantor and the Trustee (as such Indenture may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the U.S. Trust Indenture Act of 1939 as in effect on the date of the Indenture (the “Trust Indenture Act”). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms.

The Notes are general unsecured senior obligations of the Company, including $200,000,000 in aggregate principal amount of Notes being offered on the Issue Date (subject to Section 2.09 of the Indenture). The Notes rank equally with all other unsecured and unsubordinated indebtedness of the Company. This Note is one of the Notes referred to in the Indenture.

The Notes and the Exchange Notes will be treated as a single class of securities under the Indenture. The Indenture includes various covenants that impose certain limitations on, among other things, (i) the incurrence of Liens to secure Indebtedness by Holdings or any Restricted Subsidiary, (ii) Sale and Lease-Back Transactions by Holdings or any Restricted Subsidiary and (iii) consolidations, mergers, amalgamations and sales of assets of Holdings or any Significant Subsidiary.

To guarantee the due and punctual payment of the principal of and premium, if any, and interest on the Notes and all other amounts payable by the Company under the Indenture and the Notes when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Notes and the Indenture, each Guarantor has unconditionally guaranteed such obligations pursuant to the terms of the Indenture. The Guarantee is an unsecured and unsubordinated obligation of each Guarantor and ranks equally with all other unsecured and unsubordinated indebtedness and obligations of each Guarantor.

2.	Interest

The Company promises to pay interest on the principal amount of this Note at the rate per annum shown above.

The Company will pay interest semi-annually on April 1 and October 1 of each year commencing April 1, 2006. Interest on the Notes will accrue from the most recent date to which interest has been paid on the Notes or, if no interest has been paid, from September 27, 2005. The Company shall pay interest on overdue principal or premium, if any, plus interest on such interest to the extent lawful, at the rate borne by the Notes to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

3.	Method of Payment

By at least 10:00 a.m. (New York City time) on the date on which any principal of and premium, if any, or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, and/or interest. The Company will pay interest (except Defaulted Interest) to the Persons who are registered Holders of Notes at the close of business on the March 15 or September 15 next preceding the interest payment date even if Notes are cancelled, repurchased or redeemed after the record date and on or before the interest payment date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Except as described in the succeeding two sentences, the principal of and premium, if any, and interest on the Notes shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose pursuant to Section 2.03 of the Indenture; provided, however, that, at the option of the Company, each installment of interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register. Payments in respect of Notes represented by a Global Note (including principal, premium and interest) will be made by wire transfer of immediately available funds to the account specified by The Depository Trust Company. Payments in respect of Notes represented by Definitive Notes (including principal, premium, if any, and interest) held by a Holder of at least $1,000,000 aggregate principal amount of Notes will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than the March 15 or September 15 next preceding the interest payment date (or such other date as the Trustee may accept in its discretion).

4.	Paying Agent and Registrar

Initially, U.S. Bank National Association (the “Trustee”) will act as Trustee, Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to any Noteholder. Holdings, the Company or any other Restricted Subsidiary may act as Paying

Agent, Registrar or co-registrar.

5.	Optional Redemption by the Company

The Notes will be redeemable at the option of the Company, in whole at any time or in part from time to time, on at least 30 days but not more than 60 days’ prior notice mailed to the registered address of each Holder of Notes to be so redeemed, at a redemption price equal to (a) the greater of (i) 100% of their principal amount to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the date of redemption to the date of maturity (except for currently accrued but unpaid interest) discounted to the date of redemption, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the applicable Treasury Rate (as defined below), plus twenty basis points (such greater amount, the “Redemption Price”), plus (b) accrued and unpaid interest, if any, to the date of redemption.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means J.P. Morgan Securities Inc. or, if the foregoing is unwilling or unable to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

“Reference Treasury Dealer” means (a) J.P. Morgan Securities Inc. and its successors, provided, however, that if the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute another Primary Treasury Dealer; and (b) any four other Primary Treasury Dealers selected by the Company after consultation with the Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, an average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the comparable treasury issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the comparable treasury issue will be determined and the treasury rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the comparable treasury issue, calculated using a price for the comparable treasury issue (expressed as a percentage of its principal amount) equal to the comparable treasury price for such Redemption Date. The treasury rate will be calculated on the third business day preceding the date fixed for redemption.

In the case of any partial redemption, selection of the Notes for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not listed, then on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion shall deem to be fair and appropriate, although no Notes of $2,000 in original principal amount or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note. On and after the Redemption Date, interest will cease to accrue on Notes or portions thereof called for redemption as long as the Company has deposited with the Paying Agent funds in satisfaction of the applicable Redemption Price pursuant to the Indenture.

6.	Additional Amounts

The Company and each Guarantor will, subject to certain limitations set forth in the Indenture, pay to the Holder of any Note additional amounts as necessary so that every net payment made by the Company and each Guarantor of principal of and premium, if any, and interest on such Note, after deducting or withholding for or on account of any present or future tax, duty, fee, assessment or other governmental charge imposed on that Holder by any foreign jurisdiction, will not be less than the amount provided in the Note to be then due and payable.

7.	Denominations; Transfer; Exchange

The Notes are in registered form without coupons in denominations of principal amount of $2,000 and integral multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange (i) any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) for a period beginning 15 days before the mailing of a notice of Notes to be redeemed and ending on the date of such mailing or (ii) any Notes for a period beginning 15 days before an interest payment date and ending on such interest payment date.

8.	Persons Deemed Owners

The registered Holder of this Note may be treated as the owner of it for all purposes.

9.	Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

10.	Defeasance

Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Securities for the payment of principal and interest on the Notes to redemption or maturity, as the case may be.

11.	Amendment, Waiver

The Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes; provided, however, that the consent of each Noteholder affected is required to (i) reduce the amount of Notes whose Holders must consent to an amendment of the Indenture or the Notes, (ii) reduce the stated rate of or extend the stated time for payment of interest on any Note, (iii) reduce the principal of or change the Stated Maturity of any Note, (iv) reduce the amount payable upon the redemption of any Note, (v) make any Note payable in money other than that stated herein, (vi) impair the right of any Holder to receive payment of principal of and premium, if any, and interest on such Holder’s Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Notes, (vii) make any change in the amendment provisions which require each Holder’s consent or in the waiver provisions, or (viii) release any of the Guarantors or modify the Guarantees other than in accordance with the Indenture.

Subject to certain exceptions set forth in the Indenture, without the consent of any Noteholder, the Company and the Trustee may modify or amend the Indenture to, among other things (i) cure any ambiguity, omission, defect or inconsistency, (ii) to provide for successor Guarantors, (iii) provide for uncertificated Notes in addition to or in place of certificated Notes, (iv) add additional guarantees, (v) secure the Notes, (vi) add to the covenants of the Company or any Guarantor for the benefit of the Holders or surrender any right or power conferred on the Company or the Guarantors, (vii) make any change that does not adversely affect the interest of any Noteholder, (viii) provide for the issuance of the Exchange Notes, and (ix) comply with any requirement of the SEC in connection with qualifying the Indenture under the Trust Indenture Act.

Subject to certain exceptions set forth in the Indenture, any default (other than with respect to nonpayment or in respect of a provision that cannot be amended without the written consent of each Noteholder affected) or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes.

12.	Defaults and Remedies

Under the Indenture, Events of Default include (1) default by the Company in any payment of interest or additional interest (as required by the registration rights agreement) on any Note when due, continued for 30 days; (2) default by the Company in the payment of principal of, or premium, if any, on any Note when due at its Stated Maturity, upon optional redemption, upon declaration of acceleration or otherwise; (3)  the failure by Holdings, the Company or any Subsidiary Guarantor to comply with its covenants under the Indenture for 60 days after written notice from the Trustee or the holders of 25% or more in aggregate principal amount of the outstanding Notes (other than those referred to in (1) or (2) above); (4) the failure of Holdings, the Company or any of their Subsidiaries (a) to pay the principal of any indebtedness for borrowed money, including obligations evidenced by any mortgage, indenture, bond, debenture, note, guarantee or other similar instruments, on the scheduled or original date due; (b) to pay interest on any such indebtedness beyond any provided grace period; or (c) to observe or perform any agreement or condition relating to such indebtedness, that has caused such indebtedness to become due prior to its stated

maturity and such acceleration has not been cured within 15 days after notice of acceleration; provided, however, that an event described in subclause (a), (b) or (c) above shall not constitute an Event of Default unless, at such time, one or more events of the type described in subclauses (a), (b) or (c) shall have occurred or be continuing with respect to indebtedness in an amount exceeding $20,000,000; or (5) certain events of bankruptcy, insolvency or reorganization of Holdings, the Company or any Significant Subsidiary (the “bankruptcy events”). However, a default under clause (3) will not constitute an Event of Default until the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Notes notify the Company or the Guarantor, as the case may be, of the default and the Company or any Guarantor, as the case may be, does not cure such default within the time specified in clause (3) hereof after receipt of such notice.

If an Event of Default other than a bankruptcy event occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes may declare all the Notes by written notice to the Company to be due and payable immediately. If an Event of Default in connection with a bankruptcy event occurs and is continuing, the principal amount of the Notes, the premium, if any, and all accrued and unpaid interest shall be immediately due and payable without any action or other act on the part of the Trustee or the Holders.

Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it determines that withholding notice is in their interest.

13.	Trustee Dealings with the Company

Subject to certain limitations set forth in the Indenture or imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

14.	No Recourse Against Others

An incorporator, director, officer, employee, affiliate or stockholder of the Company or any Guarantor, solely by reason of this status, shall not have any liability for any obligations of the Company under the Notes, the Indenture or any Guarantee or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each

Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

15.	No Petition

By its acquisition of this Note, each Holder hereof agrees that neither it nor the Trustee on its behalf may commence, or join with any other person in the commencement of, a bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding with respect to the Company under any applicable insolvency laws until one year and one date after the Notes and all other indebtedness of the Company ranking equal with or junior to the Notes in right of payment, including all interest and premium thereon, if any, are paid in full.

16.	Authentication

This Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication appearing on this Note.

17.	Abbreviations

Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).

18.	CUSIP and ISIN Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP and/or ISIN numbers to be printed on the Notes and has directed the Trustee to use CUSIP and/or ISIN numbers in notices of redemption as a convenience to Noteholders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19.	Governing Law

This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

The Company will furnish to any Noteholder upon written request and without charge to the Noteholder a copy of the Indenture. Requests may be made to:

Ethan Allen Drive Danbury, CT 06811 Attention: Pamela A. Banks, Vice President, General Counsel and Secretary

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

_____________________________________________________

(Print or type assignee’s name, address and zip code)

_____________________________________________________

            (Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint ___________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:____________________                                 Your Signature:___________________________

Signature Guarantee:_____________________________________________________________

(Signature must be guaranteed)

_____________________________________________________________________________
Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Notes evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred in accordance with their terms and:

[The following is applicable to the Notes (not the Exchange Notes)]

CHECK ONE BOX BELOW:

[ ] 1	acquired for the undersigned’s own account, without transfer; or
[ ] 2	transferred to the Company; or
[ ] 3	transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

[ ] 4	transferred pursuant to an effective registration statement under the Securities Act; or
[ ] 5	transferred pursuant to and in compliance with Regulation S under the Securities Act; or
[ ] 6

transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter appears as Section 2.07 of the Indenture); or

[ ] 7	transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Notes, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

______________________________ Signature
Signature Guarantee:

_________________________ (Signature must be guaranteed)	______________________________ Signature

__________________________________________________________________

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

TO BE COMPLETED BY PURCHASER IF (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

_______________________________________

Dated:

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian
______	______________	__________	____________	______________
______	______________	__________	____________	______________
______	______________	__________	____________	______________
______	______________	__________	____________	______________
______	______________	__________	____________	______________
______	______________	__________	____________	______________
______	______________	__________	____________	______________
______	______________	__________	____________	______________
______	______________	__________	____________	______________
______	______________	__________	____________	______________
______	______________	__________	____________	______________
______	______________	__________	____________	______________
______	______________	__________	____________	______________
______	______________	__________	____________	______________
______	______________	__________	____________	______________
______	______________	__________	____________	______________

EXHIBIT B

[Date]

Ethan Allen Global, Inc.

Ethan Allen Drive

Danbury, CT 06811

Attention:	Pamela A. Banks
Vice President, General Counsel and
Secretary

U.S. Bank National Association

One Federal Street, 3rd Floor

Boston, MA 02110

Attention:	Corporate Trust Services
	Re:	Ethan Allen Global, Inc.

5.375% Senior Notes due 2015 (the “Notes”)

Dear Sirs:

This certificate is delivered to request a transfer of $_________ principal amount of the 5.375% Senior Notes due 2015 (the “Notes”) of Ethan Allen Global, Inc. (the “Company”).

Upon transfer, the Notes would be registered in the name of the new beneficial owner as follows:

Name: ___________________________________

Address: ________________________________

Taxpayer ID Number: _____________________

The undersigned represents and warrants to you that:

1.          We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”)) purchasing for our own account or for the account of such an institutional “accredited investor” at least $250,000 principal amount of the Notes, and we are acquiring the Notes not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes and we invest in or purchase securities similar to the Notes in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

B-1

2.          We understand that the Notes have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date that is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Notes (or any predecessor thereto) (the “Resale Restriction Termination Date”) only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act (“Rule 144A”), to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a “QIB”) that purchases Notes for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional “accredited investor,” in each case in a transaction involving a minimum principal amount of Notes of $250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Termination Date of the Notes pursuant to clauses (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

TRANSFEREE:________________

BY:__________________________

B-2

EXHIBIT C

[Date]

Ethan Allen Global, Inc.

Ethan Allen Drive

Danbury, CT 06811

Attention:	Pamela A. Banks
Vice President, General Counsel and
Secretary

U.S. Bank National Association

One Federal Street, 3rd Floor

Boston, MA 02110

Attention:	Corporate Trust Services
	Re:	Ethan Allen Global, Inc.

5.375% Senior Notes due 2015 (the “Notes”)

Ladies and Gentlemen:

In connection with our proposed sale of $__________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

the offer of the Notes was not made to a person in the United States;

either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(a)(2) or Rule 904(a)(2) of Regulation S, as applicable; and

the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

C-3

In addition, if the sale is made during a distribution compliance period and the provisions of Rule 903(b)(2) or Rule 904(b)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or Rule 904(b)(1), as the case may be.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]

By:____________________________

_______________________________

Authorized Signature

C-4